UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2018

WisdomTree Investments, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10932	13-3487784
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue

35th Floor

New York, NY 10167

(Address of principal executive offices, including zip code)

(212) 801-2080

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

On April 13, 2018, WisdomTree Investments, Inc. (“WisdomTree”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting that on April 11, 2018, WisdomTree completed the acquisition of ETF Securities Limited’s European exchange-traded commodity, currency and short-and-leveraged business (the “European ETC Business”).

The Initial Form 8-K omitted the financial statements of the business acquired and the pro forma combined financial information as permitted by Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K. This amendment to the Initial Form 8-K is being filed to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K.

Item 7.01 Regulation FD Disclosures

Presentation materials concerning the acquisition by WisdomTree of the European ETC Business, which will be available on WisdomTree’s investor relations website at http://ir.wisdomtree.com, are attached hereto as Exhibit 99.1.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The audited combined and carve-out financial statements of the European ETC Business of ETF Securities Limited, which comprise the combined and carve-out statements of financial position as of December 31, 2017, 2016 and 2015, and the related combined and carve-out statements of profit or loss and other comprehensive income, cash flows, and changes in net parent investment for the years then ended, and related notes thereto, are filed herewith as Exhibit 99.2.

(b) Pro Forma Financial Information

The unaudited pro forma combined financial statements and notes thereto of WisdomTree and the European ETC Business as of and for the year ended December 31, 2017 after giving effect to WisdomTree’s acquisition of the European ETC Business are filed herewith as Exhibit 99.3.

(d) Exhibits:

23.1	Consent of KPMG Channel Islands Limited

99.1	Presentation, dated May 9, 2018

99.2	Audited combined and carve-out financial statements of the European ETC Business as of and for the years ended December 31, 2017, 2016 and 2015

99.3	Unaudited pro forma combined financial statements of WisdomTree and the European ETC Business as of and for the year ended December 31, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WisdomTree Investments, Inc.

By:	/s/ Amit Muni
Amit Muni
Chief Financial Officer

Date: May 9, 2018

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